ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

Exhibit 99.1

Alta Equipment Group Inc. Reports First Quarter 2021 Financial Results

First Quarter Financial Highlights:

•	Net revenues increased 48.9% year over year to $268.8 million
•	Construction and Material Handling revenue of $162.0 million and $106.8 million, respectively
•	Gross profit increased to $67.3 million year over year from $47.1 million
•	Net loss of ($5.7) million compared to ($17.0) million prior year
•	Adjusted EBITDA* grew 38.0% to $22.9 million compared to $16.6 million

Livonia, MI. – May 13, 2021 – Alta Equipment Group Inc. (“Alta” or the “company”) (NYSE: ALTG), a leading provider of premium material handling and construction equipment and related services, today announced financial results for the first quarter ended March 31, 2021.

CEO Comment:

Ryan Greenawalt, Chief Executive Officer of Alta, said “We experienced continued improvement in our key business drivers as customer demand accelerated in the first quarter. Rental fleet utilization and equipment sales volume increased to drive adjusted EBITDA of $22.9 million for the quarter.”

Mr. Greenawalt added, “Our recent capital raise of $315 million significantly enhances our capital structure and bolsters our ability to pursue our growth strategy in a manner accretive to shareholders. Our financial guidance reflects confidence in our markets and ability to execute on our business plan. We look forward to carrying the momentum of the quarter through the remainder of 2021 and beyond.”

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

	Three Months Ended March 31,		Increase (Decrease)
	2021	2020	2021 versus 2020
Revenues:
New and used equipment sales	$123.8	$82.2	$41.6	50.6%
Parts sales	41.4	28.7	12.7	44.3%
Service revenue	38.7	30.2	8.5	28.1%
Rental revenue	33.1	25.2	7.9	31.3%
Rental equipment sales	31.8	14.2	17.6	123.9%
Net revenue	$268.8	$180.5	$88.3	48.9%

Cost of revenues:
New and used equipment sales	106.5	72.4	34.1	47.1%
Parts sales	28.7	19.6	9.1	46.4%
Service revenue	14.5	11.4	3.1	27.2%
Rental revenue	5.5	4.9	0.6	12.2%
Rental depreciation and amortization	19.4	12.9	6.5	50.4%
Rental equipment sales	26.9	12.2	14.7	120.5%
Cost of revenue	$201.5	$133.4	$68.1	51.0%
Gross profit	$67.3	$47.1	$20.2	42.9%
Total general and administrative expenses	66.9	52.1	$14.8	28.4%
Income (loss) from operations	$0.4	$(5.0)	$5.4	(108.0)%
Total other income (expense)	$(5.6)	$(13.1)	$7.5	(57.3)%
Loss before taxes	$(5.2)	$(18.1)	12.9	(71.3)%
Income tax provision (benefit)	0.5	(1.1)	1.6	(145.5)%
Net loss	$(5.7)	$(17.0)	$11.3	(66.5)%

Recent Business Highlights:

•

On March 1, 2021, Alta acquired the assets of ScottTech, a material handling, warehouse control software and turnkey warehouse system integration provider. The addition of ScottTech provides synergies with PeakLogix and significantly expands Alta’s capabilities with customers in the warehouse, logistics and e-commerce markets.

•

The company refinanced its capital structure via the completion of an offering of $315 million worth of 5.625% Senior Secured Second Lien Notes on April 1, 2021. The capital raise fully repaid its 9.80% variable rate second lien term loan, created $280 million of credit line availability, and reduced the company’s cost of debt, providing the financial structure to support the execution of its growth strategy.

•	Product support revenue, which include parts and service sales, grew 36.0% year over year in the first quarter of 2021 providing an ongoing higher margin, recurring revenue stream.

Full Year Financial Guidance:

Alta expects to report Adjusted EBITDA in the range of $110 million to $115 million, net of new equipment floorplan interest, for the full year 2021. At the midpoint, this represents a 35.5% increase over $83.0 million in Adjusted EBITDA in 2020.

Conference Call Information:

Alta will discuss its first quarter 2021 results via live webcast and teleconference today at 5:00 p.m. Eastern Time. A live webcast of the call can be found on the investor relations portion of the company's website at https://Investors.altaequipment.com. For a live audio teleconference, please dial (844) 543-5487 (domestic), or (825) 312-2330 (international), with conference ID # 8699257 to access the conference call at least five minutes prior to the 5:00 p.m. Eastern Time start time. Once connected with the operator, request access to the Alta Equipment Group First Quarter 2021 Earnings Call.

A live replay of the call will also be available on the investor relations portion of the company's website at https://Investors.altaequipment.com. An audio replay will be available between 8:00 p.m. Eastern Time, May 13, 2021, and 12:59 p.m. Eastern Time, May 27, 2021 by calling (800) 585-8367, or (416) 621-4642, with conference ID # 8699257.

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

Additionally, supplementary presentation slides will be accessible on the “Investor Relations” section of the Company’s website at https://Investors.altaequipment.com.

About Alta Equipment Group Inc.

Alta owns and operates one of the largest integrated equipment dealership platforms in the U.S. Through its branch network, the Company sells, rents, and provides parts and service support for several categories of specialized equipment, including lift trucks and aerial work platforms, cranes, earthmoving equipment and other material handling and construction equipment. Alta has operated as an equipment dealership for 36 years and has developed a branch network that includes 55 total locations across Michigan, Illinois, Indiana, New England, New York, Virginia and Florida. Alta offers its customers a one-stop-shop for their equipment needs through its broad, industry-leading product portfolio. More information can be found at www.altaequipment.com.

Forward Looking Statements

This presentation includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: our future financial performance; our plans for expansion and acquisitions; and changes in our strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: 1) the impact of the COVID-19 outbreak or future epidemics on our business, including the potential for facility closures or work stoppages, supply chain disruptions, negative impacts on customer payment policies and adverse banking and governmental regulations, resulting in a potential reduction to the fair value of our assets; (2) federal, state, and local budget uncertainty, especially as it relates to infrastructure projects; (3) the performance and financial viability of key suppliers, contractors, customers, and financing sources; (4) economic, industry, business and political conditions including their effects on governmental policy and government actions that disrupt our supply chain or sales channels;  (5) our success in identifying acquisition targets and integrating acquisitions; our success in expanding into and doing business in additional markets; (6) our ability to raise capital at favorable terms; (7) the competitive environment for our products and services; (8) our ability to continue to innovate and develop new business lines; (9) our ability to attract and retain key personnel, including, but not limited to, skilled technicians; (10) our ability to maintain our listing on The New York Stock Exchange; (11) the impact of cyber or other security threats or other disruptions to our businesses; (12) our ability to realize the anticipated benefits of acquisitions or divestitures, rental fleet investments or internal reorganizations; and (13) other risks and uncertainties identified in this presentation or indicated from time to time in the section entitled “Risk Factors” in our annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission (the “SEC”). We caution that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

*Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), we disclose non-GAAP financial measures, including Adjusted EBITDA, in this press release because we believe they are useful performance measures that assist in an effective evaluation of our operating performance when compared to our peers, without regard to financing methods or capital structure. We believe such measures are useful for investors and others in understanding and evaluating our operating results in the same manner as our management. However, such measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for, or in isolation from, net income (loss), revenue, operating profit, or any other operating performance measures calculated in accordance with GAAP.

We define Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, adjustments for certain one-time or non-recurring items and other adjustments. We exclude these items from net income (loss) in arriving at Adjusted EBITDA because these amounts are either non-recurring or can vary substantially within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDA. Our presentation of Adjusted EBITDA should not be construed as an indication that results will be unaffected by the items excluded from Adjusted EBITDA. Our computation of Adjusted EBITDA may not be identical to other similarly titled measures of other companies. For a reconciliation of non-GAAP measures to their most comparable measures under GAAP, please see the table entitled “Reconciliation of Non-GAAP Financial Measures” at the end of this press release.

Contacts

Investors:

Bob Jones / Taylor Krafchik

Ellipsis

IR@altaequipment.com

(646) 776-0886

Media:

Glenn Moore

Alta Equipment

glenn.moore@altaequipment.com

(248) 305-2134

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

ALTA EQUIPMENT GROUP INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in millions, except share and per share amounts)	March 31, 2021	December 31, 2020
ASSETS
CURRENT ASSETS
Cash	$0.6	$1.2
Accounts receivable, net of allowances of $7.9 and $7.1 as of March 31, 2021 and December 31, 2020, respectively	144.0	137.8
Inventories, net	223.4	229.0
Prepaid expenses and other current assets	13.3	13.6
Total current assets	381.3	381.6

PROPERTY AND EQUIPMENT, NET	310.8	311.9
OTHER ASSETS
Goodwill	25.8	24.3
Intangible assets, net	25.6	26.3
Other assets	1.5	2.1
Total other assets	52.9	52.7
TOTAL ASSETS	$745.0	$746.2

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Lines of credit, net	$169.6	$157.7
Floor plan payable – new equipment	119.9	127.6
Floor plan payable – used and rental equipment	34.3	29.8
Current portion of long-term debt	7.8	7.8
Accounts payable	55.5	58.9
Customer deposits	11.4	9.3
Accrued expenses	28.8	30.1
Other current liabilities	12.3	13.1
Total current liabilities	439.6	434.3

LONG-TERM LIABILITIES
Long-term debt, net of current portion	133.5	135.0
Capital lease obligations, net of current portion	0.4	0.6
Buyback residual obligations, net of current portion	0.7	0.7
Lease liability, net of current portion	2.5	2.5
Guaranteed purchase obligation, net of current portion	6.9	6.9
Other liabilities	9.9	9.3
TOTAL LIABILITIES	$593.5	$589.3
CONTINGENCIES - NOTE 11
STOCKHOLDERS’ EQUITY
Preferred stock, $0.0001 par value, 1,000,000 shares authorized, 1,200,000 Depositary Shares representing a 1/1000th fractional interest in a share of 10% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value per share, issued and outstanding at March 31, 2021 and December 31, 2020	$—	$—
Common stock, $0.0001 par value, 200,000,000 shares authorized; 30,018,502 issued and outstanding at March 31, 2021 and December 31, 2020	—	—
Additional paid-in capital	216.5	216.2
Treasury stock	(5.9)	(5.9)
Accumulated deficit	(59.1)	(53.4)
TOTAL STOCKHOLDERS’ EQUITY	151.5	156.9
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$745.0	$746.2

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

ALTA EQUIPMENT GROUP INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
(in millions, except share and per share amounts)	2021	2020
Revenues:
New and used equipment sales	$123.8	$82.2
Parts sales	41.4	28.7
Service revenue	38.7	30.2
Rental revenue	33.1	25.2
Rental equipment sales	31.8	14.2
Net revenue	$268.8	$180.5

Cost of revenues:
New and used equipment sales	106.5	72.4
Parts sales	28.7	19.6
Service revenue	14.5	11.4
Rental revenue	5.5	4.9
Rental depreciation	19.4	12.9
Rental equipment sales	26.9	12.2
Cost of revenue	$201.5	$133.4

Gross profit	$67.3	$47.1

General and administrative expenses	64.9	51.1
Depreciation and amortization expense	2.0	1.0
Total general and administrative expenses	66.9	52.1

Income (loss) from operations	$0.4	$(5.0)

Other income (expense)
Interest expense, floor plan payable – new equipment	(0.5)	(0.7)
Interest expense – other	(5.2)	(5.2)
Other income	0.1	0.4
Loss on extinguishment of debt	—	(7.6)
Total other income (expense)	$(5.6)	$(13.1)

Loss before taxes	$(5.2)	$(18.1)

Income tax provision (benefit)	0.5	(1.1)

Net loss	$(5.7)	$(17.0)

Basic and diluted loss per share	$(0.19)	$(0.91)

Basic and diluted weighted average common shares outstanding	30,355,789	18,767,981

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

ALTA EQUIPMENT GROUP INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
(amounts in millions)	2021	2020
OPERATING ACTIVITIES
Net loss	$(5.7)	$(17.0)
Adjustments to reconcile net loss to net cash flows used in operating activities:
Depreciation and amortization	21.4	13.9
Amortization of debt discount and debt issuance costs	0.5	0.3
Imputed interest	0.1	—
Gain on sale of assets	—	(0.1)
Gain on sale of rental equipment	(4.9)	(2.0)
Inventory obsolescence	0.2	0.5
Provision for bad debt	0.6	0.4
Loss on debt extinguishment	—	7.6
Repayment of paid-in-kind interest	—	(11.2)
Share-based compensation	0.3	3.1
Changes in deferred rent	0.2	—
Changes in deferred taxes	0.5	(1.1)
Changes in:
Accounts receivable	(5.9)	(3.5)
Inventories	(34.2)	(33.6)
Proceeds from sale of rental equipment	31.8	14.4
Prepaid expenses and other assets	0.5	(0.4)
Proceeds from floor plans with manufacturers	84.8	94.2
Payments under floor plans with manufacturers	(86.9)	(120.7)
Accounts payable, accrued expenses, customer deposits, and other current liabilities	(4.7)	(2.1)
Leases and other liabilities	1.1	0.2
Net cash used in operating activities	$(0.3)	$(57.1)

INVESTING ACTIVITIES
Proceeds from the sale of assets	0.7	0.1
Expenditures for rental equipment	(6.2)	(25.5)
Expenditures for property and equipment	(1.5)	(1.2)
Expenditures for acquisitions, net of cash acquired	(1.9)	(91.7)
Net cash used in investing activities	$(8.9)	$(118.3)

FINANCING ACTIVITIES
Expenditures for debt issuance costs	—	(2.7)
Extinguishment of floor plans and line of credit	—	(132.9)
Extinguishment of long-term debt	—	(82.0)
Redemption of former shareholder notes payable	—	(6.7)
Extinguishment of warrant liability	—	(29.6)
Proceeds from lines of credit	73.5	220.2
Payments under lines of credit	(61.7)	(79.9)
Proceeds from floor plans with unaffiliated source	24.2	25.8
Payments under floor plans with unaffiliated source	(25.3)	(21.6)
Proceeds from issuance of long-term debt, net	—	149.4
Payments on long-term debt	(1.9)	(0.8)
Payments on capital lease obligations	(0.2)	(0.2)
Equity proceeds from reverse recapitalization, net	—	175.7
Repurchases of common stock	—	(2.9)
Net cash provided by financing activities	$8.6	$211.8

NET CHANGE IN CASH	(0.6)	36.4

Cash, Beginning of year	1.2	0.0
Cash, End of period	$0.6	$36.4

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$5.3	$15.2

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

ALTA EQUIPMENT GROUP INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	Three Months Ended March 31,
(amounts in millions)	2021	2020
Net loss	$(5.7)	$(17.0)
Depreciation and amortization	21.4	13.9
Interest expense	5.7	5.9
Income tax provision (benefit)	0.5	(1.1)
EBITDA (1)	$21.9	$1.7
Transaction costs (2)	0.6	0.8
Loan administration fees (3)	0.1	0.1
Non-cash adjustments (4)	0.2	0.2
Loss on debt extinguishment (5)	—	7.6
Share-based incentives (6)	0.3	6.6
Other expenses (7)	0.3	0.2
Showroom-Ready Equipment Interest Expense (8)	(0.5)	(0.6)
Adjusted EBITDA (1)	$22.9	$16.6
Pro Forma EBITDA—Acquisitions (9)	0.1	7.2
Adjusted Pro Forma EBITDA (1)	$23.0	$23.8

(1)	Represents Non-GAAP measure
(2)	Includes expenses related to the acquisitions, both completed and pending, and public company preparation costs
(3)	Debt administration fees associated with debt refinancing activities
(4)	Non-cash adjustments related to deferred rent expenses
(5)	Represents expenses of debt extinguishments related to refinancing activities of the business combination in February 2020
(6)	Reflects equity-based compensation expenses which includes February 2020 business combination related activities
(7)	Other expenses primarily related to severance payments
(8)	Represents interest expense associated with showroom-ready new and used equipment interest included in total interest expense above
(9)	Pro forma EBITDA of Flagler, Liftech, PeakLogix, Hilo, Martin, Howell, Vantage, and ScottTech for periods in 2020 and forward, assuming each was acquired as of January 1, 2020